SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): OCTOBER 25, 2002


                                 ARTISOFT, INC.
               (Exact Name of Registrant as Specified in Charter)


         DELAWARE                       000-19462                86-0446453
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
     of Incorporation)                 File Number)          Identification No.)


         5 CAMBRIDGE CENTER
      CAMBRIDGE, MASSACHUSETTS                                      02142
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (617) 354-0600


                                 NOT APPLICABLE.
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

     Artisoft, Inc. (the "Company") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as an exhibit hereto the Company's press release dated October 24, 2002, announcing certain financial results for the first quarter ended September 30, 2002.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     None.

(b)  PRO FORMA FINANCIAL INFORMATION.

     None.

(c)  EXHIBITS.

     EXHIBIT NO.         DESCRIPTION
     -----------         -----------

        99.1             Press release dated October 24, 2002.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2002                  ARTISOFT, INC.

                                        By: /s/ MICHAEL J. O'DONNELL
                                            -------------------------------
                                        Name: Michael J. O'Donnell
                                        Title: Chief Financial Officer

                                  EXHIBIT INDEX

     EXHIBIT NO.         DESCRIPTION
     -----------         -----------

        99.1             Press release dated October 24, 2002